EXHIBIT 99.1

Westamerica Bancorporation Reports Second Quarter 2015 Financial Results

SAN RAFAEL, Calif., July 15, 2015 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq:WABC), parent company of Westamerica Bank, generated net income for the second quarter 2015 of $14.8 million and diluted earnings per common share ("EPS") of $0.58, increased from net income of $14.6 million and EPS of $0.57 for the prior quarter. In the second quarter 2015, Westamerica Bancorporation paid a $0.38 per common share dividend.

"Our annualized net interest margin, on a fully taxable equivalent basis, was 3.37 percent in the second quarter 2015, which benefited from the recent increase in market interest rates. Cash proceeds from investment securities were reinvested at higher yields during the second quarter 2015. Our margin was also supported by a stable and relatively low annualized funding cost of 0.06 percent during the second quarter 2015 given 92 percent of our average deposits were low-cost checking and savings deposits. Westamerica's credit quality improved from one year ago with nonperforming assets declining 13 percent to $26 million at June 30, 2015. With credit quality at healthy levels, the provision for loan losses remained zero for the second quarter 2015. The level of operating costs in the second quarter 2015 again represented a relatively low 54 percent of total revenues," said Chairman, President and CEO David Payne. "Our operating results generated an annualized return on shareholders' common equity of 11.5 percent for the second quarter 2015," concluded Payne.

Net interest income on a fully taxable equivalent ("FTE") basis was $37.4 million for the second quarter 2015, increased from $36.9 million for the prior quarter, due to an increase in average interest earning assets and an additional calendar day of interest accruals, offset in part by a 0.06 percent decline in the net interest margin. Interest earning asset volumes increased in the second quarter 2015 due to growth in investment securities, offset in part by lower loan volumes. The Company is currently avoiding long-dated, low-yielding loans given the expectation for rising interest rates. The Company is also reducing its exposure to rising interest rates by purchasing shorter-duration investment securities. Net interest income was lower in the second quarter 2015 compared to the second quarter 2014 due to a decline in the net interest margin, offset in part by an increase in interest earning assets; the decline in the net interest margin is due to re-investment of cash payments from loans and securities at prevailing low interest rates. The annualized net interest margin on a fully taxable equivalent basis was 3.37 percent for the second quarter 2015, compared to 3.43 percent for the prior quarter and 3.76 percent for the second quarter 2014.

The provision for loan losses was zero for the second quarter 2015, unchanged from the prior quarter, and down from $1.0 million for the second quarter 2014. Net loan losses charged against the allowance for loan losses totaled $359 thousand for the second quarter 2015, compared to $298 thousand for the prior quarter and $711 thousand for the second quarter 2014. At June 30, 2015, the allowance for loan losses totaled $30.8 million and nonperforming loans totaled $16.4 million.

Noninterest income for the second quarter 2015 totaled $12.3 million, unchanged from the prior quarter, and compared to $13.2 million for the second quarter 2014. Noninterest income was lower in the second quarter 2015 compared to the second quarter 2014 due to declines in service charges on deposit accounts and other income.

Noninterest expense for the second quarter 2015 totaled $26.9 million, compared to $26.7 million in the prior quarter and $27.0 million for the second quarter 2014. Noninterest expense increased in the second quarter 2015 compared to the first quarter 2015 due to higher stock-based compensation costs (based on appreciation in the market value of the Company's common share price) and other employee benefit costs.

At June 30, 2015, Westamerica Bancorporation's tangible common equity-to-asset ratio was 8.0 percent, assets totaled $5.0 billion and loans outstanding totaled $1.6 billion. Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2014 filed on Form 10-K and quarterly report for the quarter ended March 31, 2015 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
June 30, 2015

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q2'15	Q2'14	Change	Q1'15

Net Interest and Fee Income (FTE)	$37,415	$38,582	-3.0%	$36,930
Provision for Loan Losses	--	1,000	n/m	--
Noninterest Income	12,269	13,198	-7.0%	12,300
Noninterest Expense	26,896	26,957	-0.2%	26,727
Income Before Taxes (FTE)	22,788	23,823	-4.3%	22,503
Income Tax Provision (FTE)	8,027	8,666	-7.4%	7,946
Net Income	$14,761	$15,157	-2.6%	$14,557

Average Common Shares Outstanding	25,514	26,175	-2.5%	25,651
Diluted Average Common Shares	25,536	26,238	-2.7%	25,655

Operating Ratios:
Basic Earnings Per Common Share	$0.58	$0.58	0.0%	$0.57
Diluted Earnings Per Common Share	0.58	0.58	0.0%	0.57
Return On Assets (a)	1.17%	1.24%		1.17%
Return On Common Equity (a)	11.5%	11.6%		11.4%
Net Interest Margin (FTE) (a)	3.37%	3.76%		3.43%
Efficiency Ratio (FTE)	54.1%	52.1%		54.3%

Dividends Paid Per Common Share	$0.38	$0.38	0.0%	$0.38
Common Dividend Payout Ratio	66%	66%		67%

			%
	6/30'15YTD	6/30'14YTD	Change

Net Interest and Fee Income (FTE)	$74,345	$77,446	-4.0%
Provision for Loan Losses	--	2,000	n/m
Noninterest Income	24,569	26,188	-6.2%
Noninterest Expense	53,623	53,830	-0.4%
Income Before Taxes (FTE)	45,291	47,804	-5.3%
Income Tax Provision (FTE)	15,973	17,340	-7.9%
Net Income	$29,318	$30,464	-3.8%

Average Common Shares Outstanding	25,582	26,303	-2.7%
Diluted Average Common Shares	25,595	26,387	-3.0%

Operating Ratios:
Basic Earnings Per Common Share	$1.15	$1.16	-0.9%
Diluted Earnings Per Common Share	1.15	1.15	0.0%
Return On Assets (a)	1.17%	1.25%
Return On Common Equity (a)	11.5%	11.6%
Net Interest Margin (FTE) (a)	3.40%	3.79%
Efficiency Ratio (FTE)	54.2%	51.9%

Dividends Paid Per Common Share	$0.76	$0.76	0.0%
Common Dividend Payout Ratio	66%	66%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q2'15	Q2'14	Change	Q1'15

Interest and Fee Income (FTE)	$38,032	$39,482	-3.7%	$37,589
Interest Expense	617	900	-31.4%	659
Net Interest and Fee Income (FTE)	$37,415	$38,582	-3.0%	$36,930

Average Earning Assets	$4,436,196	$4,114,811	7.8%	$4,342,031
Average Interest-
Bearing Liabilities	2,540,194	2,530,030	0.4%	2,571,484

Yield on Earning Assets (FTE) (a)	3.43%	3.85%		3.49%
Cost of Funds (a)	0.06%	0.09%		0.06%
Net Interest Margin (FTE) (a)	3.37%	3.76%		3.43%
Interest Expense/
Interest-Bearing Liabilities (a)	0.10%	0.14%		0.10%
Net Interest Spread (FTE) (a)	3.33%	3.71%		3.39%

			%
	6/30'15YTD	6/30'14YTD	Change

Interest and Fee Income (FTE)	$75,621	$79,244	-4.6%
Interest Expense	1,276	1,798	-29.0%
Net Interest and Fee Income (FTE)	$74,345	$77,446	-4.0%

Average Earning Assets	$4,389,374	$4,104,009	7.0%
Average Interest-
Bearing Liabilities	2,555,752	2,532,129	0.9%

Yield on Earning Assets (FTE) (a)	3.46%	3.88%
Cost of Funds (a)	0.06%	0.09%
Net Interest Margin (FTE) (a)	3.40%	3.79%
Interest Expense/
Interest-Bearing Liabilities (a)	0.10%	0.14%
Net Interest Spread (FTE) (a)	3.36%	3.74%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q2'15	Q2'14	Change	Q1'15

Total Assets	$5,044,361	$4,908,467	2.8%	$5,059,537
Total Earning Assets	4,436,196	4,114,811	7.8%	4,342,031
Total Loans	1,655,779	1,802,041	-8.1%	1,683,748
Commercial Loans	405,891	397,549	2.1%	401,167
Commercial RE Loans	687,221	775,687	-11.4%	710,475
Consumer Loans	562,667	628,805	-10.5%	572,106
Total Investment Securities	2,780,417	2,312,770	20.2%	2,658,283
Available For Sale (Market)	1,724,126	1,222,987	41.0%	1,632,868
Held To Maturity	1,056,291	1,089,783	-3.1%	1,025,415
Unrealized Gain	5,022	4,658	n/m	15,634

Loans/Deposits	37.7%	42.5%		38.2%

			%
	6/30'15YTD	6/30'14YTD	Change

Total Assets	$5,051,907	$4,899,255	3.1%
Total Earning Assets	4,389,374	4,104,009	7.0%
Total Loans	1,669,686	1,811,998	-7.9%
Commercial Loans	403,542	393,297	2.6%
Commercial RE Loans	698,784	781,944	-10.6%
Consumer Loans	567,360	636,757	-10.9%
Total Investment Securities	2,719,688	2,292,011	18.7%
Available For Sale (Market)	1,678,749	1,185,683	41.6%
Held To Maturity	1,040,939	1,106,328	-5.9%
Unrealized Gain	5,022	4,658	n/m

Loans/Deposits	38.0%	42.9%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q2'15	Q2'14	Change	Q1'15

Total Deposits	$4,395,351	$4,238,769	3.7%	$4,402,946
Noninterest Demand	1,942,124	1,799,994	7.9%	1,919,820
Interest Bearing Transaction	804,512	783,737	2.7%	810,877
Savings	1,300,058	1,202,519	8.1%	1,292,238
Time greater than $100K	172,605	251,013	-31.2%	199,251
Time less than $100K	176,052	201,506	-12.6%	180,760
Total Short-Term Borrowings	86,967	60,876	42.9%	86,354
Federal Home Loan Bank Advances	--	20,379	n/m	2,004
Term Repurchase Agreement	--	10,000	n/m	--
Shareholders' Equity	514,768	525,288	-2.0%	516,086

Demand Deposits/
Total Deposits	44.2%	42.5%		43.6%
Transaction & Savings
Deposits / Total Deposits	92.1%	89.3%		91.4%

			%
	6/30'15YTD	6/30'14YTD	Change

Total Deposits	$4,399,127	$4,224,326	4.1%
Noninterest Demand	1,931,034	1,784,316	8.2%
Interest Bearing Transaction	807,677	782,763	3.2%
Savings	1,296,169	1,197,612	8.2%
Time greater than $100K	185,854	254,588	-27.0%
Time less than $100K	178,393	205,047	-13.0%
Total Short-Term Borrowings	86,662	61,670	40.5%
Federal Home Loan Bank Advances	997	20,449	-95.1%
Term Repurchase Agreement	--	10,000	n/m
Shareholders' Equity	515,423	529,202	-2.6%

Demand Deposits/
Total Deposits	43.9%	42.2%
Transaction & Savings
Deposits / Total Deposits	91.7%	89.1%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q2'15
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,436,196	$38,032	3.43%
Total Loans (FTE)	1,655,779	20,424	4.95%
Commercial Loans (FTE)	405,891	4,922	4.86%
Commercial RE Loans	687,221	10,524	6.14%
Consumer Loans	562,667	4,978	3.55%
Total Investments (FTE)	2,780,417	17,608	2.53%

Interest Expense Paid
Total Earning Assets	4,436,196	617	0.06%
Total Interest-Bearing Liabilities	2,540,194	617	0.10%
Total Interest-Bearing Deposits	2,453,227	601	0.10%
Interest-Bearing Transaction	804,512	62	0.03%
Savings	1,300,058	207	0.06%
Time less than $100K	176,052	150	0.34%
Time greater than $100K	172,605	182	0.42%
Total Short-Term Borrowings	86,967	16	0.07%

Net Interest Income and
Margin (FTE)		$37,415	3.37%

	Q2'14
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,114,811	$39,482	3.85%
Total Loans (FTE)	1,802,041	23,256	5.18%
Commercial Loans (FTE)	397,549	5,576	5.63%
Commercial RE Loans	775,687	11,889	6.15%
Consumer Loans	628,805	5,791	3.69%
Total Investments (FTE)	2,312,770	16,226	2.80%

Interest Expense Paid
Total Earning Assets	4,114,811	900	0.09%
Total Interest-Bearing Liabilities	2,530,030	900	0.14%
Total Interest-Bearing Deposits	2,438,775	754	0.12%
Interest-Bearing Transaction	783,737	67	0.03%
Savings	1,202,519	238	0.08%
Time less than $100K	201,506	216	0.43%
Time greater than $100K	251,013	233	0.37%
Total Short-Term Borrowings	60,876	21	0.14%
Federal Home Loan Bank Advances	20,379	101	1.99%
Term Repurchase Agreement	10,000	24	0.98%

Net Interest Income and
Margin (FTE)		$38,582	3.76%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q2'15	Q2'14	Change	Q1'15

Service Charges on Deposits	$5,694	$6,105	-6.7%	$5,707
Merchant Processing Services	1,783	1,820	-2.0%	1,703
Debit Card Fees	1,534	1,534	0.0%	1,456
Other Service Fees	683	688	-0.8%	665
ATM Processing Fees	627	634	-1.1%	585
Trust Fees	672	615	9.2%	706
Financial Services Commissions	198	221	-10.2%	153
Other Income	1,078	1,581	-31.8%	1,325
Total Noninterest Income	$12,269	$13,198	-7.0%	$12,300

Total Revenue (FTE)	$49,684	$51,780	-4.0%	$49,230
Noninterest Income/Revenue (FTE)	24.7%	25.5%		25.0%
Service Charges/Avg. Deposits (a)	0.52%	0.58%		0.53%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.81	$7.93	-1.6%	$7.78

			%
	6/30'15YTD	6/30'14YTD	Change

Service Charges on Deposits	$11,401	$12,115	-5.9%
Merchant Processing Services	3,486	3,744	-6.9%
Debit Card Fees	2,990	2,939	1.7%
Other Service Fees	1,348	1,349	0.0%
ATM Processing Fees	1,212	1,254	-3.4%
Trust Fees	1,378	1,269	8.6%
Financial Services Commissions	351	392	-10.5%
Other Income	2,403	3,126	-23.1%
Total Noninterest Income	$24,569	$26,188	-6.2%

Total Revenue (FTE)	$98,914	$103,634	-4.6%
Noninterest Income/Revenue (FTE)	24.8%	25.3%
Service Charges/Avg. Deposits (a)	0.52%	0.58%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.80	$7.95	-1.9%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q2'15	Q2'14	Change	Q1'15

Salaries & Benefits	$13,696	$13,926	-1.6%	$13,338
Occupancy	3,726	3,746	-0.5%	3,727
Outsourced Data Processing	2,111	2,115	-0.2%	2,108
Amortization of
Identifiable Intangibles	955	1,058	-9.8%	1,001
Professional Fees	582	577	0.9%	548
Furniture & Equipment	1,158	1,005	15.2%	1,119
Other Real Estate Owned	52	(270)	n/m	315
Courier Service	598	665	-10.2%	543
Other Operating	4,018	4,135	-2.8%	4,028
Total Noninterest Expense	$26,896	$26,957	-0.2%	$26,727

Noninterest Expense/
Avg. Earning Assets (a)	2.43%	2.63%		2.50%
Noninterest Expense/Revenues (FTE)	54.1%	52.1%		54.3%

			%
	6/30'15YTD	6/30'14YTD	Change

Salaries & Benefits	$27,034	$28,052	-3.6%
Occupancy	7,453	7,473	-0.3%
Outsourced Data Processing	4,219	4,220	0.0%
Amortization of
Identifiable Intangibles	1,956	2,163	-9.6%
Professional Fees	1,130	1,007	12.3%
Furniture & Equipment	2,277	2,010	13.3%
Other Real Estate Owned	367	(620)	n/m
Courier Service	1,141	1,275	-10.6%
Other Operating	8,046	8,250	-2.5%
Total Noninterest Expense	$53,623	$53,830	-0.4%

Noninterest Expense/
Avg. Earning Assets (a)	2.46%	2.65%
Noninterest Expense/Revenues (FTE)	54.2%	51.9%

8. Provision for Loan Losses.
	(dollars in thousands)
			%
	Q2'15	Q2'14	Change	Q1'15

Average Total Loans	$1,655,779	$1,802,041	-8.1%	$1,683,748

Allowance for Loan Loss (ALL)
Beginning of Period	$31,187	$32,109	-2.9%	$31,485
Provision for Loan Losses	--	1,000	n/m	--
Net ALL Losses	(359)	(711)	-49.6%	(298)
ALL End of Period	$30,828	$32,398	-4.8%	$31,187
ALL Recoveries/Gross ALL Losses	74%	52%		73%

Net ALL Losses/Avg. Total Loans (a)	0.09%	0.16%		0.07%

			%
	6/30'15YTD	6/30'14YTD	Change

Average Total Loans	$1,669,686	$1,811,998	-7.9%

Allowance for Loan Loss (ALL)
Beginning of Period	$31,485	$31,693	-0.7%
Provision for Loan Losses	--	2,000	n/m
Net ALL Losses	(657)	(1,295)	-49.2%
ALL End of Period	$30,828	$32,398	-4.8%
ALL Recoveries/Gross ALL Losses	73%	54%

Net ALL Losses/Avg. Total Loans (a)	0.08%	0.14%

9. Credit Quality.
	(dollars in thousands)
			%
	6/30/15	6/30/14	Change	3/31/15

Nonperforming Originated Loans:
Nonperforming Nonaccrual	$6,269	$6,757	-7.2%	$3,315
Performing Nonaccrual	11	203	-94.6%	26
Total Nonaccrual Loans	6,280	6,960	-9.8%	3,341
90+ Days Past Due Accruing Loans	221	183	20.8%	191
Total	6,501	7,143	-9.0%	3,532
Repossessed Originated Loan Collateral	5,906	5,308	11.3%	5,483
Total Nonperforming
Originated Assets	12,407	12,451	-0.4%	9,015

Nonperforming Purchased Covered Loans (1):
Nonperforming Nonaccrual	3	--	n/m	--
Performing Nonaccrual	--	--	n/m	--
Total Nonaccrual Loans	3	--	n/m	--
90+ Days Past Due Accruing Loans	--	--	n/m	--
Total	3	--	n/m	--
Repossessed Purchased Covered
Loan Collateral (1)	486	585	-16.9%	486
Total Nonperforming Purchased
Covered Assets (1)	489	585	-16.4%	486

Nonperforming Purchased Non-Covered Loans (2):
Nonperforming Nonaccrual	9,937	12,707	-21.8%	8,952
Performing Nonaccrual	5	895	-99.4%	1,093
Total Nonaccrual Loans	9,942	13,602	-26.9%	10,045
90+ Days Past Due Accruing Loans	--	351	n/m	--
Total	9,942	13,953	-28.7%	10,045
Repossessed Purchased Non-Covered
Loan Collateral (2)	2,868	2,650	8.2%	3,264
Total Nonperforming Purchased
Non-Covered Assets (2)	12,810	16,603	-22.8%	13,309

Total Nonperforming Assets	$25,706	$29,639	-13.3%	$22,810

Total Originated Loans Outstanding	$1,425,047	$1,517,278	-6.1%	$1,465,546
Total Purchased Covered
Loans Outstanding (1)	15,109	18,169	-16.8%	16,329
Total Purchased Non-Covered
Loans Outstanding (2)	191,115	249,161	-23.3%	202,009
Total Loans Outstanding	$1,631,271	$1,784,608	-8.6%	$1,683,884

Total Assets	$5,031,230	$4,931,095	2.0%	$5,035,777

Loans:
Allowance for Loan Losses	$30,828	$32,398	-4.8%	$31,187
Allowance/Loans	1.89%	1.82%		1.85%
Nonperforming Loans/Total Loans	1.01%	1.18%		0.81%

Purchased Covered Loans (1):
Fair Value Discount on Purchased
Covered Loans	$197	$529		$200
Discount/Purchased Covered
Loans, gross	1.29%	2.83%		1.21%
Nonperforming Purchased Covered Loans/
Total Purchased Covered Loans	0.02%	0.00%		0.00%

Purchased Non-Covered Loans (2):
Fair Value Discount on Purchased
Non-Covered Loans	$7,780	$11,193		$8,705
Discount/Purchased Non-Covered
Loans, gross	3.91%	4.30%		4.13%
Nonperforming Purchased Non-Covered Loans/
Total Purchased Non-Covered Loans	5.20%	5.60%		4.97%

10. Capital.
	(in thousands, except per-share amounts)
			%
	6/30/15	6/30/14	Change	3/31/15

Shareholders' Equity	$525,338	$538,803	-2.5%	$527,380
Total Assets	5,031,230	4,931,095	2.0%	5,035,777

Shareholders' Equity/
Total Assets	10.44%	10.93%		10.47%
Shareholders' Equity/
Total Loans	32.20%	30.19%		31.32%
Tangible Common Equity Ratio	7.99%	8.36%		8.01%
Common Shares Outstanding	25,529	26,074	-2.1%	25,563
Common Equity Per Share	$20.58	$20.66	-0.4%	$20.63
Market Value Per Common Share	$50.65	$52.28	-3.1%	$43.21

Share Repurchase Programs
	(shares in thousands)
			%
	Q2'15	Q2'14	Change	Q1'15

Total Shares Repurchased	133	271	-51.1%	183
Average Repurchase Price	$43.89	$50.33	-12.8%	$42.99
Net Shares Repurchased	34	225	-84.8%	182

			%
	6/30'15YTD	6/30'14YTD	Change

Total Shares Repurchased	316	708	-55.4%
Average Repurchase Price	$43.37	$51.32	-15.5%
Net Shares Repurchased	216	436	-50.5%

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	6/30/15	6/30/14	Change	3/31/15
Assets:
Cash and Due from Banks	$289,606	$484,904	-40.3%	$247,450

Investment Securities:
Available For Sale	1,634,878	1,278,242	27.9%	1,777,320
Held to Maturity	1,159,581	1,069,135	8.5%	1,015,231

Loans	1,631,271	1,784,608	-8.6%	1,683,884
Allowance For Loan Losses	(30,828)	(32,398)	-4.8%	(31,187)
Total Loans, net	1,600,443	1,752,210	-8.7%	1,652,697

Other Real Estate Owned	9,260	8,543	8.4%	9,233
Premises and Equipment, net	37,945	37,424	1.4%	38,313
Identifiable Intangibles, net	12,331	16,394	-24.8%	13,286
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	165,513	162,570	1.8%	160,574

Total Assets	$5,031,230	$4,931,095	2.0%	$5,035,777

Liabilities and Shareholders' Equity:
Deposits:
Noninterest Bearing	$1,930,551	$1,814,023	6.4%	$1,902,904
Interest-Bearing Transaction	795,793	756,596	5.2%	787,633
Savings	1,287,859	1,198,353	7.5%	1,313,007
Time	340,641	444,417	-23.4%	376,532
Total Deposits	4,354,844	4,213,389	3.4%	4,380,076

Short-Term Borrowed Funds	82,747	68,962	20.0%	82,960
Federal Home Loan Bank Advances	--	20,296	n/m	--
Term Repurchase Agreement	--	10,000	n/m	--
Other Liabilities	68,301	79,645	-14.2%	45,361
Total Liabilities	4,505,892	4,392,292	2.6%	4,508,397

Shareholders' Equity:
Common Equity:
Paid-In Capital	380,050	384,893	-1.3%	377,669
Accumulated Other
Comprehensive Income	3,988	12,554	-68.2%	9,600
Retained Earnings	141,300	141,356	0.0%	140,111
Total Shareholders' Equity	525,338	538,803	-2.5%	527,380

Total Liabilities and
Shareholders' Equity	$5,031,230	$4,931,095	2.0%	$5,035,777

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q2'15	Q2'14	Change	Q1'15
Interest & Fee Income:
Loans	$20,035	$22,787	-12.1%	$20,230
Investment Securities:
Available for Sale	7,999	5,875	36.1%	7,469
Held to Maturity	6,391	6,741	-5.2%	6,218
Total Interest & Fee Income	34,425	35,403	-2.8%	33,917

Interest Expense:
Transaction Deposits	62	67	-6.9%	63
Savings Deposits	207	238	-12.7%	216
Time Deposits	332	449	-25.9%	363
Short-Term Borrowed Funds	16	21	-26.9%	16
Federal Home Loan Bank Advances	--	101	n/m	1
Term Repurchase Agreement	--	24	n/m	--
Total Interest Expense	617	900	-31.4%	659

Net Interest Income	33,808	34,503	-2.0%	33,258

Provision for Loan Losses	--	1,000	n/m	--

Noninterest Income:
Service Charges	5,694	6,105	-6.7%	5,707
Merchant Processing Services	1,783	1,820	-2.0%	1,703
Debit Card Fees	1,534	1,534	0.0%	1,456
Other Service Fees	683	688	-0.8%	665
ATM Processing Fees	627	634	-1.1%	585
Trust Fees	672	615	9.2%	706
Financial Services Commissions	198	221	-10.2%	153
Other	1,078	1,581	-31.8%	1,325
Total Noninterest Income	12,269	13,198	-7.0%	12,300

Noninterest Expense:
Salaries and Benefits	13,696	13,926	-1.6%	13,338
Occupancy	3,726	3,746	-0.5%	3,727
Outsourced Data Processing	2,111	2,115	-0.2%	2,108
Amortization of Identifiable Intangibles	955	1,058	-9.8%	1,001
Professional Fees	582	577	0.9%	548
Furniture & Equipment	1,158	1,005	15.2%	1,119
Other Real Estate Owned	52	(270)	n/m	315
Courier Service	598	665	-10.2%	543
Other	4,018	4,135	-2.8%	4,028
Total Noninterest Expense	26,896	26,957	-0.2%	26,727

Income Before Income Taxes	19,181	19,744	-2.9%	18,831
Income Tax Provision	4,420	4,587	-3.6%	4,274
Net Income	$14,761	$15,157	-2.6%	$14,557

Average Common Shares Outstanding	25,514	26,175	-2.5%	25,651
Diluted Common Shares Outstanding	25,536	26,238	-2.7%	25,655

Per Common Share Data:
Basic Earnings	$0.58	$0.58	0.0%	$0.57
Diluted Earnings	0.58	0.58	0.0%	0.57
Dividends Paid	0.38	0.38	0.0%	0.38
			%
	6/30'15YTD	6/30'14YTD	Change
Interest & Fee Income:
Loans	$40,265	$45,688	-11.9%
Investment Securities:
Available for Sale	15,468	11,505	34.4%
Held to Maturity	12,609	13,774	-8.5%
Total Interest & Fee Income	68,342	70,967	-3.7%

Interest Expense:
Transaction Deposits	125	134	-6.5%
Savings Deposits	423	472	-10.3%
Time Deposits	695	902	-22.9%
Short-Term Borrowed Funds	32	41	-23.5%
Federal Home Loan Bank Advances	1	200	n/m
Term Repurchase Agreement	--	49	n/m
Total Interest Expense	1,276	1,798	-29.0%

Net Interest Income	67,066	69,169	-3.0%

Provision for Loan Losses	--	2,000	n/m

Noninterest Income:
Service Charges	11,401	12,115	-5.9%
Merchant Processing Services	3,486	3,744	-6.9%
Debit Card Fees	2,990	2,939	1.7%
Other Service Fees	1,348	1,349	0.0%
ATM Processing Fees	1,212	1,254	-3.4%
Trust Fees	1,378	1,269	8.6%
Financial Services Commissions	351	392	-10.5%
Other	2,403	3,126	-23.1%
Total Noninterest Income	24,569	26,188	-6.2%

Noninterest Expense:
Salaries and Benefits	27,034	28,052	-3.6%
Occupancy	7,453	7,473	-0.3%
Outsourced Data Processing	4,219	4,220	0.0%
Amortization of Identifiable Intangibles	1,956	2,163	-9.6%
Professional Fees	1,130	1,007	12.3%
Furniture & Equipment	2,277	2,010	13.3%
Other Real Estate Owned	367	(620)	n/m
Courier Service	1,141	1,275	-10.6%
Other	8,046	8,250	-2.5%
Total Noninterest Expense	53,623	53,830	-0.4%

Income Before Income Taxes	38,012	39,527	-3.8%
Income Tax Provision	8,694	9,063	-4.1%
Net Income	$29,318	$30,464	-3.8%

Average Common Shares Outstanding	25,582	26,303	-2.7%
Diluted Common Shares Outstanding	25,595	26,387	-3.0%

Per Common Share Data:
Basic Earnings	$1.15	$1.16	-0.9%
Diluted Earnings	1.15	1.15	0.0%
Dividends Paid	0.76	0.76	0.0%

Footnotes and Abbreviations:
(FTE) Fully Taxable Equivalent
(a) Annualized
(1) Purchased covered loans and repossessed loan collateral represent assets purchased in a business combination on which losses are shared with the FDIC per a Loss-Sharing Agreement.
(2) Purchased non-covered loans and repossessed loan collateral represent assets purchased in a business combination.
CONTACT: For additional information contact:
         Westamerica Bancorporation
         1108 Fifth Avenue, San Rafael, CA 94901
         Robert A. Thorson - SVP & Chief Financial Officer
         707-863-6840
         investments@westamerica.com